IBJ WHITEHALL BUSINESS CREDIT CORPORATION
                                ONE STATE STREET
                            NEW YORK, NEW YORK 10004

                                                          As of October 29, 1999

Allstate Financial Corporation
2700 South Quincy Street
Arlington, Virginia 22206

                  Re:      Forbearance Agreement

Gentlemen:

         Reference is made to that certain (i) Amended and Restated Revolving Credit and Security Agreement dated as of May 17, 1997, (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement") by and among ALLSTATE FINANCIAL CORPORATION, a corporation organized under the laws of the Commonwealth of Virginia ("Borrower"), IBJ WHITEHALL BUSINESS CREDIT CORPORATION ("IBJWBCC") and NATIONAL BANK OF CANADA ("NBC") (IBJWBCC and NBC each a "Lender" and collectively the "Lenders") and IBJWBCC as agent for the Lenders (IBJWBCC, in such capacity, the "Agent") and (ii) Forbearance Agreement dated as of August 1, 1999 among Agent, Lenders, Borrower and the Guarantors (as amended, modified or supplemented from time to time the "Forbearance Agreement"), pursuant to which Agent agreed, among other things, to forbear from exercising any remedies under the Loan Agreement until October 31, 1999. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement or the Forbearance Agreement.

         Borrower has advised Agent that its will not be able to complete the sale of its asset based lending business by October 31, 1999 (the "ABL Sale"). In order to assist Borrower in completing the ABL Sale and paying off the Obligations in full, Borrower has requested Agent to, among other things, extend the Forbearance Period to November 30, 1999, and Agent and Lenders are willing to do so upon the terms herein stated.

         Subject to the satisfaction of the conditions precedent set forth in paragraph 5 hereof, the parties hereby agree as follows:

         1. Borrower affirms and acknowledges that (i) as of the end of business on the date hereof there is due and owing to Agent and Lenders, under the Loan Agreement (after giving effect to the proceeds of the Factoring Sale as hereafter defined), approximately $2,427,523.78 in principal amount of Advances (inclusive of the undrawn amount of outstanding Letters of Credit) together with accrued interest thereon and costs and expenses; (ii) all such Obligations are valid obligations of Borrower and there are no claims, setoffs or defenses to the payment by Borrower of the Obligations; and (iii) the Loan Agreement and the Other Documents are and shall continue to be legal, valid and binding obligations and agreements of Borrower enforceable in accordance with their respective terms.

         2.  The  Forbearance   Period  set  forth  in  paragraph  4(i)  of  the
Forbearance Agreement is hereby extended to November 30, 1999.

         3. The Maximum Revolving Advance Amount shall equal $3,500,000.

         4. Effective on the date hereof, Advances shall bear interest at the Revolving Interest Rate plus two percent (2%). Upon the occurrence and during the continuance of a Forbearance Default (including if the Obligations are not repaid in full by the end of the Forbearance Period), the Advances shall bear interest at the applicable Revolving Interest Rate plus four and three quarters percent (4.75%).

         5. This amendment shall become effective upon the receipt by Agent of each of the following: (i) four (4) copies of this amendment signed by Borrower and each Guarantor, (ii) a forbearance extension fee payable to Agent for the ratable benefit of Lenders equal to $20,000, which fee shall be charged to Borrower's Account on the date hereof and (iii) an administration fee payable to Agent for its own account and not for the benefit of Lenders equal to $5,000.

         Except as specifically amended herein, the Loan Agreement, the Forbearance Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

         Kindly acknowledge your agreement with the foregoing by signing where indicated below. This agreement may be executed in any number of and by different parties hereto on separate counterparts, all of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party via facsimile transmission shall be deemed an original signature hereto.

Very truly yours,

IBJ WHITEHALL BUSINESS CREDIT CORPORATION, as Agent and as Lender

By: /s/
Name: Adam Moskowitz
Title: Vice President

NATIONAL BANK OF CANADA, as Lender

By: /s/
Name: Michael Williams
Title: Vice President

ACKNOWLEDGED AND AGREED TO:

ALLSTATE FINANCIAL CORPORATION

By: /s/
Name: C. Fred Jackson
Title: Senior Vice President

LIFETIME OPTIONS, INC., A VIATICAL SETTLEMENT COMPANY

By: /s/
Name: C. Fred Jackson
Title: Senior Vice President

SETTLEMENT SOLUTIONS, INC.

By: /s/
Name: C. Fred Jackson
Title: Senior Vice President

AFC HOLDING CORPORATION

By: /s/
Name: C. Fred Jackson
Title: Senior Vice President

PREMIUM SALES NORTHEAST, INC.

By: /s/
Name: C. Fred Jackson
Title: Senior Vice President

BUSINESS FUNDING OF AMERICA, INC.

By: /s/
Name: C. Fred Jackson
Title: Senior Vice President

RECEIVABLE FINANCING CORPORATION

By: /s/
Name: C. Fred Jackson
Title: Senior Vice President

BUSINESS FUNDING OF FLORIDA, INC.

By: /s/
Name: C. Fred Jackson
Title: Senior Vice President